SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 2, 2006
VALLEY NATIONAL GASES INCORPORATED
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction or incorporation)	000-29226 (Commission File Number)	23-2888240 (IRS Employer Identification No.)

200 West Beau Street, Suite 200
Washington, Pennsylvania	15301
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 228-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On October 2, 2006, Valley National Gases Inc. entered into a Modification to Employment Agreement with William A. Indelicato, Vice Chairman and Chief Executive Officer. This modification extends the non-compete period from two years as provided in the original agreement to four years and increases the related payment to Mr. Indelicato. The modification agreement is attached hereto as exhibit 10.1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 3, 2006

VALLEY NATIONAL GASES INCORPORATED
/s/ James P. Hart
James P. Hart, President

EXHIBIT INDEX
10.1	Modification to Employment Agreement dated October 2, 2006, between Valley National Gases Incorporated and William A. Indelicato.